EX-21.1

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2009

COMPANY	STATE	FORM
Batus, LLC	DE	Limited Liability Company
Champion Oaks Investors LLC	DE	Limited Liability Company
Collin Oaks Investors LLC	DE	Limited Liability Company
Duval Oaks Investors LLC	DE	Limited Liability Company
EMERI - Sky SC LLC	DE	Limited Liability Company
EmeriCal Inc	DE	Corporation
EmeriCare Inc	DE	Corporation
EMERICHIP Alexandria LLC	DE	Limited Liability Company
EMERICHIP Allentown LLC	DE	Limited Liability Company
EMERICHIP Altamonte LLC	DE	Limited Liability Company
EMERICHIP Auburn LLC	DE	Limited Liability Company
EMERICHIP Biloxi LLC	DE	Limited Liability Company
EMERICHIP Bosie LLC	DE	Limited Liability Company
EMERICHIP Bozeman LLC	DE	Limited Liability Company
EMERICHIP Cambria LP	DE	Limited Partnership
EMERICHIP Cedar Rapids LLC	DE	Limited Liability Company
EMERICHIP Dallas LP	DE	Limited Partnership
EMERICHIP Dover LLC	DE	Limited Liability Company
EMERICHIP El Paso LP	DE	Limited Partnership
EMERICHIP Emerald Hills LLC	DE	Limited Liability Company
EMERICHIP Englewood LLC	DE	Limited Liability Company
EMERICHIP Escondido LLC	DE	Limited Liability Company
EMERICHIP Everett LLC	DE	Limited Liability Company
EMERICHIP Hendersonville LLC	DE	Limited Liability Company
EMERICHIP La Casa Grande LLC	DE	Limited Liability Company
EMERICHIP Lafayette LLC	DE	Limited Liability Company
EMERICHIP Lake Charles LLC	DE	Limited Liability Company
EMERICHIP Lakeland LLC	DE	Limited Liability Company
EMERICHIP Latrobe LLC	DE	Limited Liability Company
EMERICHIP Lewiston LLC	DE	Limited Liability Company
EMERICHIP Morristown LLC	DE	Limited Liability Company
EMERICHIP New Port Richey LLC	DE	Limited Liability Company
EMERICHIP Ocala East LLC	DE	Limited Liability Company
EMERICHIP Ocala West LLC	DE	Limited Liability Company
EMERICHIP Odessa LP	DE	Limited Partnership
EMERICHIP Ontario LLC	DE	Limited Liability Company
EMERICHIP Painted Post LLC	DE	Limited Liability Company
EMERICHIP Phoenix LLC	DE	Limited Liability Company
EMERICHIP Pine Park LLC	DE	Limited Liability Company
EMERICHIP Puyallup LLC	DE	Limited Liability Company
EMERICHIP Renton LLC	DE	Limited Liability Company
EMERICHIP San Antonio AO LP	DE	Limited Partnership
EMERICHIP San Antonio HH LP	TX	Limited Partnership
EMERICHIP San Marcos LP	DE	Limited Partnership

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2009

COMPANY	STATE	FORM
EMERICHIP Stockton LLC	DE	Limited Liability Company
EMERICHIP Texas LLC	DE	Limited Liability Company
EMERICHIP Venice LLC	DE	Limited Liability Company
EMERICHIP Voorhees LLC	DE	Limited Liability Company
EMERICHIP Walla Walla LLC	DE	Limited Liability Company
Emeritfrat LLC	DE	Limited Liability Company
EMERIHRT Bloomsburg LLC	DE	Limited Liability Company
EMERIHRT Creekview LLC	DE	Limited Liability Company
EMERIHRT Danville LLC	DE	Limited Liability Company
EMERIHRT Greensboro LLC	DE	Limited Liability Company
EMERIHRT Harrisburg LLC	DE	Limited Liability Company
EMERIHRT Harrisionburg LLC	DE	Limited Liability Company
EMERIHRT Ravenna LLC	DE	Limited Liability Company
EMERIHRT Roanoke LLC	DE	Limited Liability Company
EMERITHRT Henderson LP	DE	Limited Partnership
EMERITHRT Medical Center LP	DE	Limited Partnership
EMERITHRT Oakwell Farms LP	DE	Limited Partnership
EMERITHRT Stonebridge Ranch LP	DE	Limited Partnership
Emerikeyt Fairways of Augusta LLC	DE	Limited Liability Company
Emerikeyt Liberal Springs LLC	DE	Limited Liability Company
Emerikeyt LO of Broadmoor LLC	DE	Limited Liability Company
Emerikeyt Palms at Loma Linda Inc	CA	Corporation
Emerikeyt Springs at Oceanside Inc	CA	Corporation
Emeripalm LLC	DE	Limited Liability Company
EMERIPARK SC LLC	DE	Limited Liability Company
Emeriport Inc	CA	Corporation
EmeriPrez LLC	DE	Limited Liability Company
Emeritol Canterbury Ridge LLC	DE	Limited Liability Company
Emeritol Colonial Park Club LLC	DE	Limited Liability Company
Emeritol Dowlen Oaks LLC	DE	Limited Liability Company
Emeritol Eastman Estates LLC	DE	Limited Liability Company
Emeritol Elmbrook Estates LLC	DE	Limited Liability Company
Emeritol Evergreen Lodge LLC	DE	Limited Liability Company
Emeritol Fairhaven Estates LLC	DE	Limited Liability Company
Emeritol Grand Terrace LLC	DE	Limited Liability Company
Emeritrol Harbour Pointe LLC	DE	Limited Liability Company
Emeritol Hearthstone Inn LLC	DE	Limited Liability Company
Emeritol Highland Hills LLC	DE	Limited Liability Company
Emeritol Lakeridge Place LLC	DE	Limited Liability Company
Emeritol LO Coeur D'Alene LLC	DE	Limited Liability Company
Emeritol LO Flagstaff LLC	DE	Limited Liability Company
Emeritol LO Hagerstown LLC	DE	Limited Liability Company
Emeritol LO Hattiesburg LLC	DE	Limited Liability Company
Emeritol LO Lakewood LLC	DE	Limited Liability Company

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2009

COMPANY	STATE	FORM
Emeritol LO Phoenix LLC	DE	Limited Liability Company
Emeritol LO Staunton LLC	DE	Limited Liability Company
Emeritol Meadowlands Terrace LLC	DE	Limited Liability Company
Emeritol Meadowbrook LLC	DE	Limited Liability Company
Emeritol Park Club Brandon LLC	DE	Limited Liability Company
Emeritol Park Club Oakbridge LLC	DE	Limited Liability Company
Emeritol Pines of Tewksbury LLC	DE	Limited Liability Company
Emeritol Ridge Wind LLC	DE	Limited Liability Company
Emeritol Saddleridge Lodge LLC	DE	Limited Liability Company
Emeritol Seville Estates LLC	DE	Limited Liability Company
Emeritol Stonecreek Lodge LLC	DE	Limited Liability Company
Emeritol Woods At Eddy Pond LLC	DE	Limited Liability Company
Emeritrace LLC	DE	Limited Liability Company
Emeritrog LLC	DE	Limited Liability Company
Emeritus Employee Fund	WA	Corporation
Emeritus Management I, LP	WA	Limited Partnership
Emeritus Management LLC	WA	Limited Liability Company
Emeritus Merced Inc	DE	Corporation
Emeritus Properties I, Inc.	WA	Corporation
Emeritus Properties II, Inc.	WA	Corporation
Emeritus Properties III, Inc.	WA	Corporation
Emeritus Properties IV, Inc.	WA	Corporation
Emeritus Properties V, Inc.	WA	Corporation
Emeritus Properties VI, Inc.	WA	Corporation
Emeritus Properties VII, Inc.	WA	Corporation
Emeritus Properties IX, LLC	WA	Limited Liability Company
Emeritus Properties X, Inc	WA	Corporation
Emeritus Properties X, LLC	WA	Limited Liability Company
Emeritus Properties XI, LLC	WA	Limited Liability Company
Emeritus Properties XII, LLC	WA	Limited Liability Company
Emeritus Properties XIV, LLC	WA	Limited Liability Company
Emeritus Properties XVI, Inc.	NV	Corporation
Emeritus Properties-Arkansas, LLC	DE	Limited Liability Company
Emeritus Properties-ARK Wildflower, LLC	DE	Limited Liability Company
Emeritus Properties-ARK Willowbrook, LLC	DE	Limited Liability Company
Emeritus Properties-NGH, LLC	WA	Limited Liability Company
Emeritus Real Estate IV, LLC	DE	Limited Liability Company
Emeritus Realty Corporation	NV	Corporation
EMERIVENT Atherton Court Inc.	DE	Corporation
EMERIVENT Brandenton LLC	DE	Limited Liability Company
EMERIVENT Lake Mary LLC.	DE	Limited Liability Company
EMERIVENT Brighton LLC.	DE	Limited Liability Company
EMERIVENT Mentor LLC.	DE	Limited Liability Company
Emeriville SC LLC	DE	Limited Liability Company

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2009

COMPANY	STATE	FORM
Emeriweg - Stow, LLC	DE	Limited Liability Company
Emeriweg - Troy, LLC	DE	Limited Liability Company
Emeriweg Vestal LLC (JV with Wegman)	DE	Limited Liability Company
Emeriyaft LLC	DE	Limited Liability Company
ESC - Arbor Place, LLC	WA	Limited Liability Company
ESC - Bozeman, LLC	WA	Limited Liability Company
ESC - Land, LLC	CA	Limited Liability Company
ESC - NGH, LP	WA	Limited Partnership
ESC - Puyallup, LLC	WA	Limited Liability Company
ESC I, L.P.	WA	Limited Partnership
ESC III, LP	WA	Limited Partnership
ESC IV, LP	WA	Limited Partnership
ESC GP I, Inc.	WA	Corporation
ESC GP II, Inc.	WA	Corporation
ESC-New Port Richey, LLC	WA	Limited Liability Company
ESC-Ridgeland LLC	WA	Limited Liability Company
ESC-Silverdale, LLC	WA	Limited Liability Company
Fretus Investors LLC	WA	Limited Liability Company
Fretus Investors Austin LP	DE	Limited Partnership
Fretus Investors Birmingham LLC (Galleria Oaks)	AL	Limited Liability Company
Fretus Investors Chandler LLC	DE	Limited Liability Company
Fretus Investors Dallas LP	DE	Limited Partnership
Fretus Investors El Paso LP	DE	Limited Partnership
Fretus Investors Farmers Branch LP	DE	Limited Partnership
Fretus Investors Fort Wayne LLC	DE	Limited Liability Company
Fretus Investors Fort Worth LP	DE	Limited Partnership
Fretus Investors Glendale LLC	DE	Limited Liability Company
Fretus Investors Greenwood LLC (Village Oaks @ Greenwood )	IN	Limited Liability Company
Fretus Investors Hollywood Park LP	DE	Limited Partnership
Fretus Investors Houston LP	DE	Limited Partnership
Fretus Investors Indianapolis LLC (Meridian Oaks)	IN	Limited Liability Company
Fretus Investors Jacksonville LLC	DE	Limited Liability Company
Fretus Investors Las Vegas LLC	DE	Limited Liability Company
Fretus Investors Melbourne LLC	DE	Limited Liability Company
Fretus Investors Memorial Oaks Houston LP	DE	Limited Partnership
Fretus Investors Mesa LLC	DE	Limited Liability Company
Fretus Investors Orange Park LLC	DE	Limited Liability Company
Fretus Investors Orlando LLC	DE	Limited Liability Company
Fretus Investors Plano LP	DE	Limited Partnership
Fretus Investors San Antonio LP	WA	Limited Partnership
Fretus Investors Sugar Land LP	DE	Limited Partnership
Fretus Investors Winter Springs LLC	DE	Limited Liability Company
HC3 FT Meyers LLC	DE	Limited Liability Company
HC3 Orlando LLC	DE	Limited Liability Company

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2009

COMPANY	STATE	FORM
HC3 Sunrise LLC	DE	Limited Liability Company
Heritage Hills Retirement, Inc.	NC	Corporation
Kingsley Oaks Investors LLC	DE	Limited Liability Company
LH Assisted Living LLC	DE	Limited Liability Company
Memorial Oaks Investors LLC	DE	Limited Liability Company
Meriweg Rochester LLC	DE	Limited Liability Company
Meriweg Vestal LLC	DE	Limited Liability Company
Meriweg Latham LLC	DE	Limited Liability Company
Meriweg Liverpool LLC	DE	Limited Liability Company
Meriweg Syracuse LLC	DE	Limited Liability Company
Meriweg Fayetteville LLC	DE	Limited Liability Company
Meriweg Williamsville BM LLC	DE	Limited Liability Company
Meriweg Williamsville BPM LLC	DE	Limited Liability Company
Meriweg Fairport LLC	DE	Limited Liability Company
National Orion Insurance Company	HI	Corporation
Northwest Oaks Investors LLC	WA	Limited Liability Company
Painted Post, LLC	NY	Limited Liability Company
Painted Post Properties, Inc.	WA	Corporation
PHNTUS Arbor Gardens Inc	CA	Corporation
PHNTUS Austin Gardens Inc	CA	Corporation
PHNTUS Beckett Meadows LLC	DE	Limited Liability Company
PHNTUS Canterbury Woods LLC	DE	Limited Liability Company
PHNTUS Charleston Gardens LLC	DE	Limited Liability Company
PHNTUS Creekside LLC	DE	Limited Liability Company
PHNTUS Desert Springs LLC	DE	Limited Liability Company
PHNTUS Heritage Hills LLC	DE	Limited Liability Company
PHNTUS KP Sheveport LLC	DE	Limited Liability Company
PHNTUS The Lakes LLC	DE	Limited Liability Company
PHNTUS LO Cape May LLC	DE	Limited Liability Company
PHNTUS LO Folsom Inc	CA	Corporation
PHNTUS LO Joliet LLC	DE	Limited Liability Company
PHNTUS LO Joliet SCU LLC	DE	Limited Liability Company
PHNTUS LO Rockford LLC	DE	Limited Liability Company
PHNTUS Oak Hollow LLC	DE	Limited Liability Company
PHNTUS Pine Meadows LLC	DE	Limited Liability Company
PHNTUS Pinehurst LLC	DE	Limited Liability Company
PHNTUS Pines At Goldsboro LLC	DE	Limited Liability Company
PHNTUS Quail Ridge LLC	DE	Limited Liability Company
PHNTUS Richland Gardens LLC	DE	Limited Liability Company
PHNTUS Silverleaf Manor LLC	DE	Limited Liability Company
PHNTUS Stonebridge LLC	DE	Limited Liability Company
Ridgeland Assisted Living, LLC	WA	Limited Liability Company
Senior Living Properties LLC	DE	Limited Liability Company
Silver Lake Assisted Living LLC	WA	Limited Liability Company

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2009

COMPANY	STATE	FORM
South Windsor Senior Living Properties Inc	DE	Corporation
Sugar Land Investors LLC	DE	Limited Liability Company
Summerville 1 LLC	DE	Limited Liability Company
Summerville 2 LLC	DE	Limited Liability Company
Summerville 3 LLC	DE	Limited Liability Company
Summerville 4 LLC	DE	Limited Liability Company
Summerville 5 LLC	DE	Limited Liability Company
Summerville 7 LLC	DE	Limited Liability Company
Summerville 8 LLC	DE	Limited Liability Company
Summerville 9 LLC	DE	Limited Liability Company
Summerville 13 LLC	DE	Limited Liability Company
Summerville 14 LLC	DE	Limited Liability Company
Summerville 15 LLC	DE	Limited Liability Company
Summerville 16 LLC	DE	Limited Liability Company
Summerville 17 LLC	DE	Limited Liability Company
Summerville at Atherton Court LLC	DE	Limited Liability Company
Summerville at Barrington Court LLC	DE	Limited Liability Company
Summerville at Camelot Place LLC	DE	Limited Liability Company
Summerville at Carrollwood LLC	DE	Limited Liability Company
Summerville at Chestnut Hills LLC	DE	Limited Liability Company
Summerville at Clearwater LLC	DE	Limited Liability Company
Summerville at COBBCO Inc.	CA	Corporation
Summerville at Cy Fair LLC	DE	Limited Liability Company
Summerville at Cy-Fair LP	DE	Limited Partnership
Summerville at Dayton LLC	DE	Limited Liability Company
Summerville at Fairwood Manor LLC	DE	Limited Liability Company
Summerville at Fox Run LLC	DE	Limited Liability Company
Summerville at Friendswood LLC	DE	Limited Liability Company
Summerville at Friendswood Associates LP	DE	Limited Partnership
Summerville at Gainesville LLC	DE	Limited Liability Company
Summerville at Golden Pond LLC	DE	Limited Liability Company
Summerville at Harden Ranch LLC	DE	Limited Liability Company
Summerville at Hazel Creek LLC	DE	Limited Liability Company
Summerville at Heritage Place LLC	DE	Limited Liability Company
Summerville at Hillen Vale LLC	DE	Limited Liability Company
Summerville at Hillsborough LLC	NJ	Limited Liability Company
Summerville at Irving Associates LP	DE	Limited Partnership
Summerville at Irving LLC	DE	Limited Liability Company
Summerville at Kenner LLC	DE	Limited Liability Company
Summerville at Lakeland Hills Associates LP	DE	Limited Partnership
Summerville at Lakeland Hills LLC	DE	Limited Liability Company
Summerville at Lakeland LLC	DE	Limited Liability Company
Summerville at Lakeview LLC	DE	Limited Liability Company
Summerville at Mandarin LLC	DE	Limited Liability Company

EMERITUS CORPORATION
Consolidated Subsidiaries as December 31, 2009

COMPANY	STATE	FORM
Summerville at Mentor LLC	DE	Limited Liability Company
Summerville at New Port Richey LLC	DE	Limited Liability Company
Summerville at North Hills LLC	DE	Limited Liability Company
Summerville at Oak Place LLC	DE	Limited Liability Company
Summerville at Ocala East LLC	DE	Limited Liability Company
Summerville at Ocala West LLC	DE	Limited Liability Company
Summerville at Ocoee Inc.	DE	Corporation
Summerville at Outlook Manor LLC	DE	Limited Liability Company
Summerville at Oviedo LLC	DE	Limited Liability Company
Summerville at Pinella Park LLC	DE	Limited Liability Company
Summerville at Port Orange Inc.	DE	Corporation
Summerville at Potomac LLC.	DE	Limited Liability Company
Summerville at Potomac Inc.	DE	Corporation
Summerville at Prince William Inc.	DE	Corporation
Summerville at Ridgeland Gardens LLC	DE	Limited Liability Company
Summerville at Roseville Gardens LLC	DE	Limited Liability Company
Summerville at St. Augustine LLC	DE	Limited Liability Company
Summerville at Stafford LLC	NJ	Limited Liability Company
Summerville at Venice LLC	DE	Limited Liability Company
Summerville at Voorhees LLC	NJ	Limited Liability Company
Summerville at Wekiwa Springs LLC	DE	Limited Liability Company
Summerville at Westminister Inc.	MA	Corporation
Summerville Investors LLC	DE	Limited Liability Company
Summerville Management LLC	DE	Limited Liability Company
Summerville Senior Living Inc.	DE	Corporation
SW Assisted Living LLC	DE	Limited Liability Company
Tanglewood Oaks Investors LLC	DE	Limited Liability Company
Texas-ESC-Lubbock, LP	WA	Limited Partnership
The Estates of Oak Ridge LLC	DE	Limited Liability Company
The Inn at Grove City LLC	DE	Limited Liability Company
The Inn at Medina LLC	DE	Limited Liability Company
The Terrace at Lookout Pointe LLC	DE	Limited Liability Company
Urbantus, LLC.	DE	Limited Liability Company
Village Oaks Cielo Vista Investors LLC	DE	Limited Liability Company
Village Oaks Farmers Branch Investors LLC	DE	Limited Liability Company
Village Oaks Hollywood Park Investors LLC	DE	Limited Liability Company